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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    --------


       Date of Report (Date of Earliest Event Reported): November 27, 2002
                                                         -----------------

                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                           13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)



315 PARK AVENUE SOUTH, NEW YORK, N.Y.                        10010-3607
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(Address of Principal Executive Offices)                     (Zip Code)



                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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
Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Leucadia National Corporation ("Leucadia") issued a press release on December 2, 2002, attached hereto as Exhibit 99.1, announcing that it had completed the previously announced acquisition of 44% of the outstanding equity of WilTel Communications Group, Inc. ("WilTel"). The aggregate purchase price of $330 million, in the form of irrevocable letters of credit, was released from escrow on November 29, 2002, as a result of WilTel's receipt of requisite regulatory approval from the Federal Communications Commission ("FCC").

           The WilTel stock was acquired by Leucadia under the chapter 11 Restructuring Plan of Williams Communications Group, Inc., the predecessor of WilTel ("Old WCG") pursuant to a claims purchase agreement with The Williams Companies, Inc. ("Williams") and an investment agreement with Old WCG. The Plan, which became effective on October 15, 2002, was consummated under special temporary authority granted by the FCC. Upon the receipt of FCC approval, the letters of credit were released from escrow, the funds representing the purchase price were transferred to Old WCG and Williams and the escrow was dissolved.

           Leucadia will now account for this investment under the equity method of accounting.

           The information set forth in the Current Report on Form 8-K filed by Leucadia on October 24, 2002 is incorporated herein by reference.


Item 5.    Other Events
           ------------

           The information set forth in the press release issued by Leucadia on November 27, 2002, attached hereto as Exhibit 99.2, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a)       Financial Statements of Business Acquired.

                     To be filed by amendment by February 12, 2003.

           (b)       Pro Forma Financial Information.

                     To be filed by amendment by February 12, 2003.



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
           (c) Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

    99.1 Press release of Leucadia National Corporation dated December 2, 2002.

    99.2 Press release of Leucadia National Corporation dated November 27, 2002.






















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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           LEUCADIA NATIONAL CORPORATION

                                           By: /s/ Joseph A. Orlando
                                               --------------------------------
                                               Joseph A. Orlando
                                               Vice President and
                                               Chief Financial Officer

Date: December 5, 2002









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
                                  EXHIBIT INDEX
                                  -------------


99.1                Press release of Leucadia National Corporation dated
                    December 2, 2002.

99.2                Press release of Leucadia National Corporation dated
                    November 27, 2002.